                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 2, 2001



                                 Citigroup Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         1-9924                       52-1568099
--------------                 ----------------                --------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

399 Park Avenue, New York, New York                                 10043
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

                                 (212) 559-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits:

         Exhibit No.       Description
         -----------       -----------
            1.01           Terms Agreement, dated August 2, 2001, among the
                           Company and Salomon Smith Barney Inc., Banc One
                           Capital Markets, Inc., Bank of America Securities
                           LLC, Barclays Bank PLC, Bear, Stearns & Co. Inc.,
                           J.P. Morgan Securities Inc., Lehman Brothers Inc.,
                           McDonald Investments Inc., a KeyCorp Company, Merrill
                           Lynch, Pierce, Fenner & Smith Incorporated, Muriel
                           Siebert & Co., Inc. and Royal Bank of Scotland,
                           Financial Markets, as Underwriters, relating to the
                           offer and sale of the Company's 5.50% Notes due
                           August 9, 2006.

            4.01           Form of Note for the Company's 5.50% Notes due August
                           9, 2006.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2001                       CITIGROUP INC.



                                             By:      /s/ Guy R. Whittaker
                                                      --------------------------
                                                      Guy R. Whittaker
                                                      Treasurer


                                       3